The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 12/31/07:

	Trailing 3 Months	Trailing 12 Months	Since Inception (10/01/02 Ann.)
Conestoga Fund	-3.18%	6.43%	14.40%
Russell 2000 Index	-4.58%	-1.57%	16.38%
Russell 2000 Growth	-2.10%	7.05%	16.96%

Top Ten Equity Holdings as of 12/31/07:

1. Raven Industries, Inc.	4.52%
2. SurModics, Inc.	4.15%
3. IIVI, Inc	3.85%
4. Ritchie Bros Auctioneers, Inc.	3.66%
5. Blackbaud.	3.44%
6. Blackboard, Inc.	2.98%
7. Carbo Ceramics, Inc.	2.88%
8. Somanetics, Inc.	2.72%
9. Advisory Board Co.	2.70%
10. Landauer, Inc.	2.62%
*Total Percent of Portfolio:	33.52%

Characteristics as of 12/28/07:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	22.9x	17.1x
Earnings Growth	18.3%	16.7%
PEG Ratio	1.3	1.0
ROE	19.9%	9.4%
Weighted Avg. Market Cap.	$ 1,123mm	$ 1,391mm
Long-Term Debt/Capital	13%	29%
Dividend Yield	.94%	1.59%
Number of Holdings	45	N/A

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains     information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com

THE CONESTOGA SMALL CAP FUND

Annual 2007 Commentary

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
Trailing 3 Months	-3.18%	-4.58%	-2.10%
Trailing 12 Months	6.43%	-1.57%	7.05%
Trailing 36 Months	6.73%	6.80%	8.11%
Trailing 60 Months	14.06%	16.25%	16.50%
Since Inception (10/01/2002)	14.40%	16.38%	16.96%

Market Review

Markets began 2007 continuing the strong performance that has driven equity prices higher around the world since mid-2003.  The first two quarters saw revenue and earnings growth generally meet or exceed expectations.  But in mid-summer, several factors combined to reverse the market’s course.  News that loans to sub-prime borrowers were experiencing higher default rates fed into increasing fears about weakness in the housing market.  Several large hedge funds and quantitative investment strategies posted very poor results and some were closed as a result.  Market volatility spiked higher in July and August as investors re-considered their outlooks.  Markets recovered smartly in September and October after the Federal Reserve twice lowered interest rates, but November proved to be one of the market’s most difficult months in some time.  At year’s end, many investors looked back at the year unfavorably; however, most markets around the world did produce positive returns for the full calendar year.

Two headwinds have affected the Fund during this market advance.  Stronger performance by Value stocks, a trend that began during the market decline in 2000, was the first headwind the Fund encountered.  Growth stocks finally turned the tables in their favor this year as investors sought stocks with better revenue and earnings growth outlooks. The Conestoga Small Cap Fund, which has a growth bias, benefited from the better performance by Growth stocks, and we are optimistic this may be a multi-year trend. The second headwind the Fund has encountered is the better relative performance by Low-Quality stocks.  While the higher volatility levels of July and August pushed investors back to High-Quality stocks, by the end of September there was little to no sustainable shift towards High-Quality.  This headwind has been as challenging as the Value headwind, but we are optimistic that this also will inevitably change, especially if the economy slows, the credit crunch becomes deeper or more prolonged than current expectations, or if another unforeseen development impacts the economy or geopolitics.

As we begin the New Year, we are confident that the emerging trends of 2007 will continue into 2008.  We expect the outperformance of Growth stocks over Value stocks will continue, and we believe that High Quality remains very attractive relative to Low Quality.  We expect the coming years to reward the Fund’s shareholders, as the Fund continues to maintain a long-term investment focus on higher-quality, sustainable growth stocks.

Performance Review and Attributions

During the fourth quarter, the Conestoga Small Cap Fund underperformed the Russell 2000 Growth while outperforming the Russell 2000.  For the full calendar year 2007, the Fund modestly underperformed the Russell 2000 Growth, while posting a large advantage over the Russell 2000.

The themes reviewed in the Market Review above were manifest in the returns of the Fund relative to the Russell 2000 Growth and Russell 2000.  For the full year, the Fund modestly lagged the   Russell 2000 Growth as lower-quality stocks continued their run of strong performance with only brief interruption during the market’s mid-summer slump.  The Fund posted a wide margin of  outperformance relative to the Russell 2000, benefitting from the bias towards Growth stocks which outperformed Value stocks by over 15% for the year.

Top 5 Fund Leaders

1. Ritchie Bros. Auctioneers, Inc.
2.Somanetics Corp.
3. Ansys, Inc.
4. Abaxis, Inc.
5.SurModics, Inc.

Bottom 5 Fund Laggards

1. Innovative Solutions & Support, Inc.
2. Carbo Ceramics, Inc.
3 Ansoft, Corp.
4. II-VI, Inc.
5. Financial Federal Corp.